UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2016

DOLLAR TREE, INC.

(Exact name of registrant as specified in its charter)

VIRGINIA
(State or Other Jurisdiction of Incorporation)

0-25464	26-2018846
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway

Chesapeake, VA 23320

(Address of Principal Executive Offices and Zip Code)

(757) 321-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

As previously disclosed, on July 6, 2015, Dollar Tree, Inc. (the “Company”) completed its acquisition (the “Acquisition”) of Family Dollar Stores, Inc. (“Family Dollar”) pursuant to an Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated July 27, 2014, by and among the Company, Family Dollar and Dime Merger Sub, Inc.  In connection with the financing of the Acquisition and as previously disclosed, the Company (through a wholly-owned subsidiary, which was merged into the Company at the closing of the Acquisition) issued 5.250% senior notes due 2020 (the “2020 Notes”) and 5.750% senior notes due 2023 (the “2023 Notes”, and together with the 2020 notes, the “Notes”) and entered into registration rights agreements with respect to the Notes, and agreed to use commercially reasonable efforts to file with the Securities and Exchange Commission (the “SEC”) a registration statement relating to an offer to exchange each of the 2020 Notes, the 2023 Notes and the related guarantees for registered notes and guarantees with substantially identical terms.  In connection with the filing of such registration statement on Form S-4 with the SEC (the “Registration Statement”), the Company will become subject to the requirements of Rule 3-10 of Regulation S-X, including the requirements regarding the filing of financial information of guarantors and issuers of guaranteed securities to be registered.  As a result, the Company is filing certain historical financial statements for the Company and Family Dollar that have been updated to include a consolidated footnote and certain pro forma financial information with respect to the Acquisition that will be incorporated by reference into the Registration Statement.  The historical financial statements contained in this Current Report on Form 8-K do not amend the Company’s, or Family Dollar’s, previous SEC filings or restate the financial information included therein and are being provided herein solely to meet the requirements under Rule 3-10 of Regulation S-X.

Forward Looking Statements

Certain statements included in this Current Report on Form 8-K contain forward-looking statements within the meaning of the federal securities laws.  The forward-looking statements may include statements concerning our current expectations, estimates, assumptions, and beliefs concerning future events, conditions, plans and strategies that are not historical fact.  Any statement that is not historical in nature is a forward-looking statement and may be identified by the use of words and phrases such as “expect,” “anticipate,” “believe,” “intend,” “plan,” “view,” “target,” “estimate” and similar phrases.  The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995.

Readers are cautioned not to place undue reliance on any forward-looking statements, as such statements are by nature subject to risks, uncertainties, and other factors, many of which are outside of our control and could cause actual results to differ materially from such statements and from our historical results and experience. These risks and uncertainties include, but are not limited to, those set forth under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended January 30, 2016, as well as statements regarding the following:

•                  Family Dollar integration plans and expenses;

•                  the benefits, results and effects of the Family Dollar acquisition and integration and the combined company’s plans, objectives, expectations (financial or otherwise), including synergies, the cost to achieve synergies and the effect on earnings per share;

•                  the financial and operating performance of the divested stores;

•                  the ability to retain key personnel at Family Dollar and Dollar Tree;

•                  our anticipated sales, including comparable store net sales, net sales growth and earnings growth;

•                  the outcome and costs of pending or potential litigation or governmental investigations;

•                  our growth plans, including our plans to add, rebanner, expand or relocate stores, our anticipated square footage increase and our ability to renew leases at existing store locations;

•                  the average size of our stores to be added in 2016 and beyond;

•                  the effect on merchandise mix of consumables and the increase in the number of our stores with freezers and coolers on Dollar Tree’s gross profit margin and sales;

•                  the net sales per square foot, net sales and operating income of our stores;

•                  the potential effect of inflation and other economic changes on our costs and profitability, including the potential effect of future changes in minimum wage rates, shipping rates, domestic and import freight costs, fuel costs and wage and benefit costs;

•                  our gross profit margin, earnings, inventory levels and ability to leverage selling, general and administrative and other fixed costs;

•                  our seasonal sales patterns including those relating to the length of the holiday selling seasons;

•                  the capabilities of our inventory supply chain technology and other systems;

•                  the reliability of, and cost associated with, our sources of supply, particularly imported goods such as those sourced from China;

•                  the capacity, performance and cost of our distribution centers;

•                  our cash needs, including our ability to fund our future capital expenditures and working capital requirements;

•                  our expectations regarding competition and growth in our retail sector;

•                  management’s estimates associated with our critical accounting policies, including inventory valuation, accrued expenses, the Family Dollar purchase price allocation and income taxes;

•                  the potential effect of future law changes, including qualification for exempt status under the Fair Labor Standards Act;

•                  costs expected to be incurred in 2016 for rebannering Deals stores; and

•                  risks related to other factors described under “Risk Factors” in other reports and statements we have filed with the Securities and Exchange Commission.

Readers are cautioned not to unduly rely on such forward-looking statements, which speak only as of the date made, when evaluating the information presented in this Current Report on Form 8-K. The Company does not undertake any obligation to update or revise these forward-looking statements to reflect new events or circumstances.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Statement of Income for fiscal year ended January 30, 2016 is filed as Exhibit 99.6 hereto and incorporated herein by reference.

(c)  Shell Company Transactions.

Not applicable.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP

23.2	Consent of PricewaterhouseCoopers LLP

99.1

Dollar Tree historical financial statements for the fiscal year ended January 30, 2016, updated to include information required by Rule 3-10 of Regulation S-X with regard to guarantor financial information

99.2

Family Dollar historical financial statements for the fiscal year ended August 30, 2014, updated to include information required by Rule 3-10 of Regulation S-X with regard to guarantor financial information

99.3

Family Dollar historical financial statements for the quarter ended November 29, 2014, updated to include information required by Rule 3-10 of Regulation S-X with regard to guarantor financial information

99.4

Family Dollar historical financial statements for the quarter ended February 28, 2015, updated to include information required by Rule 3-10 of Regulation S-X with regard to guarantor financial information

99.5	Family Dollar historical financial statements for the quarter ended May 30, 2015, updated to include information required by Rule 3-10 of Regulation S-X with regard to guarantor financial information

99.6	Unaudited Pro Forma Condensed Combined Statement of Income for the Fiscal Year Ended January 30, 2016

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Calculation Linkbase Document

101.LAB	XBRL Taxonomy Label Linkbase Document

101.PRE	XBRL Taxonomy Presentation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.
(Registrant)

Date: May 5, 2016	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP

23.2	Consent of PricewaterhouseCoopers LLP

99.1

Dollar Tree historical financial statements for the fiscal year ended January 30, 2016, updated to include information required by Rule 3-10 of Regulation S-X with regard to guarantor financial information

99.2

Family Dollar historical financial statements for the fiscal year ended August 30, 2014, updated to include information required by Rule 3-10 of Regulation S-X with regard to guarantor financial information

99.3

Family Dollar historical financial statements for the quarter ended November 29, 2014, updated to include information required by Rule 3-10 of Regulation S-X with regard to guarantor financial information

99.4

Family Dollar historical financial statements for the quarter ended February 28, 2015, updated to include information required by Rule 3-10 of Regulation S-X with regard to guarantor financial information

99.5	Family Dollar historical financial statements for the quarter ended May 30, 2015, updated to include information required by Rule 3-10 of Regulation S-X with regard to guarantor financial information

99.6	Unaudited Pro Forma Condensed Combined Statement of Income for the Fiscal Year Ended January 30, 2016

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Calculation Linkbase Document

101.LAB	XBRL Taxonomy Label Linkbase Document

101.PRE	XBRL Taxonomy Presentation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document